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                                                                EXHIBIT (24)(ii)

                                POWER OF ATTORNEY

         The undersigned does hereby appoint G. Peter D'Aloia, J. Paul McGrath and Mary Elizabeth Gustafsson as his true and lawful attorneys to sign American Standard Companies Inc. (the "Company") Annual Report on Form 10-K for the year ended December 31, 2001, and any amendments thereto, on behalf of the undersigned as a director of the Company, and to file the same, with any exhibits thereto, with the Securities and Exchange Commission; each of said attorneys shall have the power to act hereunder with or without the others.


                      Signature                        Date


               /s/ Steven E. Anderson            February 7, 2002
           -------------------------------
                (Steven E. Anderson)

                 /s/ Jared L. Cohon              February 7, 2002
           -------------------------------
                  (Jared L. Cohon)

              /s/ Edward E. Hagenlocker          February 7, 2002
           -------------------------------
               (Edward E. Hagenlocker)

                /s/ James F. Hardymon            February 7, 2002
           -------------------------------
                 (James F. Hardymon)

                /s/ Roger W. Parsons             February 7, 2002
           -------------------------------
                 (Roger W. Parsons)

                /s/ J. Danford Quayle            February 7, 2002
           -------------------------------
                (J. Danforth Quayle)

                /s/ David M. Roderick            February 7, 2002
           -------------------------------
                 (David M. Roderick)